SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) June 5, 2003

GENERAL MOTORS CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (313)-556-5000

GENERAL MOTORS UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
GM PRO FORMA CAPITALIZATION

ITEM NO. 7 Pro Forma Financial Information.

This amends the Current Report on Form 8-K dated June 5, 2003, by revising the unaudited pro forma financial data to reflect the split-off of Hughes Electronics Corporation from General Motors Corporation at book value, rather than at fair market value.

GENERAL MOTORS

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2003 and for the year ended December 31, 2002 have been derived from the historical financial statements of GM and Hughes to give effect to the separation of Hughes from GM and acquisition by News Corporation of 34% of Hughes (the transactions).

      The unaudited pro forma condensed consolidated statements of income from continuing operations giving effect to the transactions for the three months ended March 31, 2003 and the year ended December 31, 2002 reflect adjustments as if the transactions had taken place on January 1, 2002. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 gives effect to the transactions as if the transactions had occurred on March 31, 2003.

      Certain pro forma adjustments described in the accompanying notes are based on estimates and various assumptions that GM believes are reasonable under the circumstances.

      Certain amounts and percentages have been rounded for presentation purposes. Accordingly, certain arithmetic operations may not be recalculated exactly.

      The unaudited pro forma condensed consolidated financial statements are not intended to be indicative of either future results of operations or results that might have been achieved had the transactions actually occurred on the dates specified. In the opinion of GM management, all adjustments necessary to fairly present such unaudited pro forma condensed consolidated financial statements have been made based upon the proposed terms of the transactions.

      The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the GM and Hughes financial statements, including the respective notes thereto, as of and for the three months ended March 31, 2003, each of which is contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, and as of and for the year ended December 31, 2002, each of which is contained in its 2002 Form 10-K, and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2002 for GM, which has been restated to comply with SEC Regulation G and Item 10 of Regulation S-K and is included in this Current Report on Form 8-K.

GENERAL MOTORS

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET

As of March 31, 2003

				GM with Hughes	Special Cash
				Recorded as	Dividend
	GM	Pro Forma		Discontinued	From Hughes		GM/News		Other Pro Forma
	Historical	Adjustments		Operations	to GM		Stock Sale		Adjustments		Pro Forma

				(in millions)
Assets
Cash and cash equivalents	$26,982	$(2,915)	(a)	$24,067	$275	(d)	$3,073	(e)	$—		$27,415
Other marketable securities	16,841			16,841							16,841

Total cash and marketable securities	43,823	(2,915)		40,908	275		3,073		—		44,256
Finance Receivables—net	141,273			141,273							141,273
Accounts and notes receivables (less allowance)	16,209	(1,126)	(a)	15,089							15,089
		6	(c)
Inventories (less allowances)	10,769	(290)	(a)	10,479							10,479
Net assets of discontinued operations		10,576	(b)	10,576	(275)	(d)	(2,058)	(e)	(8,308)	(f)	—
									65	(j)
Deferred income taxes	39,000	(1,098)	(a)	37,902							37,902
Equipment on operating leases (less accumulated depreciation)	36,997	(1,984)	(a)	35,013							35,013
Equity in net assets of nonconsolidated associates	4,990	38	(a)	5,028							5,028
Property	37,681	(1,552)	(a)	36,129							36,129
Intangible assets—net	17,961	(7,140)	(a)	10,821							10,821
Other assets	33,733	(4,316)	(a)	29,417			768	(e)			30,185

Total assets	$382,436	$(9,801)		$372,635	$—		$1,783		$(8,243)		$366,175

Liabilities and Stockholders’ Equity
Accounts payable (principally trade)	$28,738	$(1,150)	(a)	$27,594	$—		$—		$100	(g)	$27,694
		6	(c)
Notes and loans payable	211,726	(5,015)	(a)	206,711							206,711
Postretirement benefits other than pensions	38,239	(31)	(a)	38,208							38,208
Pensions	22,536	(83)	(a)	22,453							22,453
Deferred income taxes	7,342	(1,549)	(a)	5,793							5,793
Accrued expense and other liabilities	63,654	(1,415)	(a)	62,239			561	(e)			62,800

Total liabilities	372,235	(9,237)		362,998	—		561		100		363,659
Minority Interests	835	(564)	(a)	271							271
Stockholders’ Equity
$1 2/3 par value common stock (outstanding, 560,616,422)	934			934							934
Class H common stock (outstanding, 1,107,517,793)	111			111					(111)	(f)	—
Capital surplus (principally paid-in capital)	22,808			22,808					(8,197)	(f)	14,611
Retained earnings	11,234			11,234			1,222	(e)			12,356
				—					(100)	(g)

Subtotal	35,087	—		35,087	—		1,222		(8,408)		27,901
Accumulated foreign currency translation adjustments	(2,665)			(2,665)					27	(j)	(2,638)
Net unrealized loss on derivatives	(196)			(196)					3	(j)	(193)
Net unrealized gains on securities	344			344					3	(j)	347
Minimum pension liability adjustment	(23,204)			(23,204)					32	(j)	(23,172)

Accumulated other comprehensive loss	(25,721)	—		(25,721)	—		—		65		(25,656)

Total Stockholders’ Equity	9,366	—		9,366	—		1,222		(8,343)		2,245

Total Liabilities and Stockholders’ Equity	$382,436	$(9,801)		$372,635	$—		$1,783		$(8,243)		$366,175

The accompanying notes are an integral part of the

Unaudited Pro Forma Condensed Consolidated Financial Statements.

GENERAL MOTORS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF INCOME FROM CONTINUING OPERATIONS

For the Three Months Ended March 31, 2003

			Pro Forma	Other Pro
	GM	Pro Forma	After	Forma
	Historical	Adjustments(a)	Transactions	Adjustments	Pro Forma

	(in millions, except per share data)

Total net sales and revenues	$49,365	$(2,227)	$47,138	$—	$47,138

Cost of sales and other expenses	39,383	(1,480)	37,903	—	37,903

Selling, general, and administrative expenses	5,706	(716)	4,990	—	4,990

Interest expense	2,128	(81)	2,047	—	2,047

Total costs and expenses	47,217	(2,277)	44,940	—	44,940

Income from continuing operations before income taxes and minority interests	2,148	50	2,198	—	2,198

Income tax expense	656	26	682	—	682

Equity and minority interests income (loss)	(9)	30	21	—	21

Income (loss) from continuing operations	1,483	54	1,537	—	1,537

Income (loss) from discontinued operations	—	(54)	(54)	54	—

Net income	1,483	—	1,483	54	1,537

Dividends on preference stocks	—	—	—	—	—

Earnings attributable to common stocks	$1,483	$—	$1,483	$54	$1,537

Earnings Per Share:

GM $1 2/3 par value common stock:

Basic earnings per share (EPS) from continuing operations	$2.71				$2.74

Diluted EPS from continuing operations	$2.71				$2.74

GM Class H common stock:

Basic EPS from continuing operations	$(0.04)				$—	(h)

Diluted EPS from continuing operations	$(0.04)				$—	(h)

Shares Outstanding:

GM $1 2/3 par value common stock:

Average shares outstanding	560.6				560.6

Adjusted diluted shares outstanding	560.7				560.7

GM Class H common stock:

Average shares outstanding	989.8				—	(h)

Adjusted diluted shares outstanding	989.8				—	(h)

The accompanying notes are an integral part of the

Unaudited Pro Forma Condensed Consolidated Financial Statements.

GENERAL MOTORS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF INCOME FROM CONTINUING OPERATIONS

For the Year Ended December 31, 2002

			Pro Forma	Other Pro
	GM	Pro Forma	After	Forma
	Historical	Adjustments(a)	Transactions	Adjustments	Pro Forma

	(in millions, except per share data)

Total net sales and revenues	$186,763	$(9,487)	$177,276	$—	$177,276

Cost of sales and other expenses	153,344	(6,165)	147,179	—	147,179

Selling, general, and administrative expenses	23,624	(3,244)	20,380	—	20,380

Interest expense	7,715	(336)	7,379	—	7,379

Total costs and expenses	184,683	(9,745)	174,938	—	174,938

Income from continuing operations before income taxes and minority interests	2,080	258	2,338	—	2,338

Income tax expense	533	111	644	—	644

Equity and minority interests income (loss)	189	92	281	—	281

Income (loss) from continuing operations	1,736	239	1,975	—	1,975

Income (loss) from discontinued operations	—	(239)	(239)	239	—

Net income	1,736	—	1,736	239	1,975

Dividends on preference stocks	(47)	—	(47)	47 (i)	—

Earnings attributable to common stocks	$1,689	$—	$1,689	$286	$1,975

Earnings Per Share:

GM $1 2/3 par value common stock:

Basic earnings per share (EPS) from continuing operations	$3.37				$3.53

Diluted EPS from continuing operations	$3.35				$3.51

GM Class H common stock:

Basic EPS from continuing operations	$(0.21)				$—	(h)

Diluted EPS from continuing operations	$(0.21)				$—	(h)

Shares Outstanding:

GM $1 2/3 par value common stock:

Average shares outstanding	560.0				560.0

Adjusted diluted shares outstanding	562.0				562.0

GM Class H common stock:

Average shares outstanding	919.8				—	(h)

Adjusted diluted shares outstanding	919.8				—	(h)

The accompanying notes are an integral part of the

Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to General Motors Unaudited Pro Forma

Condensed Consolidated Financial Statements

(a)	Records removal of the assets and liabilities of Hughes prior to the items discussed in notes (b), (d), and (g), and the reclassification of Hughes’ operating results to income from discontinued operations upon the receipt of the requisite GM common stockholder approval of each of the five proposals relating to the transactions and the satisfaction of all regulatory related conditions to the transactions.

(b)	Records the net assets of Hughes as discontinued operations.

(c)	Consolidation adjustments which are not required if Hughes is a separate company.

(d)	Reflects the receipt by GM of the $275 million special cash dividend from Hughes and an associated reduction in GM’s investment book value in Hughes.

(e)	Records the sale of GM’s 19.9% retained economic interest in Hughes to News Corporation pursuant to the GM/News stock sale. For pro forma purposes, GM’s retained economic interest percentage as of March 31, 2003 is used. The gain was calculated as follows:

Proceeds:

Total shares of Hughes Class B common stock (in millions)		274

Price per share	x	$14.00

Total		3,841

Fixed price shares percentage	x	80%

Fixed price shares—cash proceeds			3,073

Variable price shares percentage	x	20%

Variable price shares—News Corp Preferred ADSs			768

Total proceeds			3,841

Historical book value of GM’s investment in Hughes as of March 31, 2003			$10,641

Adjustment to reflect the special cash dividend from Hughes			(275)

Pro forma book value of GM’s investment in Hughes as of March 31, 2003			10,366

GM’s percentage retained economic interest in Hughes			19.9%

Pro forma book value of GM’s 19.9% retained economic interest in Hughes as of March 31, 2003			2,058

Pre-tax gain			1,783

Tax expense, calculated at 38% of the proceeds less the tax basis of GM’s economic interest in Hughes			(561)

Net gain			$1,222

(f)	Records the distribution, in the Hughes split-off exchange, of Hughes common stock at book value based on Accounting Principles Board (APB) Opinion No. 29, “Accounting for Nonmonetary Transactions,” and the Financial Accounting Standards Board’s Emerging Issues Task Force Issue 01-02, “Interpretations of APB Opinion No. 29.”

(g)	Adjustment to reflect estimated transaction costs including financial advisory, legal and accounting fees.

(h)	After the Hughes split-off and the GM/News stock sale are completed, the GM Class H common stock will no longer be outstanding and GM will only have one class of common stock outstanding, the GM $1 2/3 par value common stock.

(i)	Assumes the cancellation of the GM Series H preference stock at the time of the transactions.

(j)	To reflect the removal of other comprehensive income items as a result of the Hughes split-off.

GM PRO FORMA CAPITALIZATION

      The following table sets forth the capitalization of General Motors and its consolidated subsidiaries at March 31, 2003, and as adjusted to reflect the completion of the separation of Hughes from GM and acquisition by News Corporation of 34% of Hughes. The table below should be read in conjunction with GM’s consolidated financial statements (including the notes thereto) in GM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and with Management’s Discussion and Analysis of Financial Condition and Results of Operations which has been restated to comply with SEC Regulation G and is included in this Current Report on Form 8-K, and GM’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

      The pro forma information gives effect to the transactions.

	As of March 31, 2003

	Historical	Adjustments	Pro Forma

	(in millions)
Notes and loans payable	$211,726	$(5,015)	$206,711
Minority Interests	835	(564)	271
Stockholders’ Equity
GM common stock
GM $1 2/3 par value common stock	934	—	934
GM Class H common stock	111	(111)	—
Capital surplus (principally additional paid-in capital)	22,808	(8,197)	14,611
Retained earnings	11,234	1,122	12,356

Subtotal	35,087	(7,186)	27,901
Accumulated foreign currency translation adjustments	(2,665)	27	(2,638)
Net unrealized loss on derivatives	(196)	3	(193)
Net unrealized gains on securities	344	3	347
Minimum pension liability adjustment	(23,204)	32	(23,172)

Total stockholders’ equity	$9,366	$(7,121)	$2,245

Total capitalization	$221,927	$(12,700)	$209,227

Amount Available for the Payment of Dividends
GM $1 2/3 par value common stock	$11,596	$15,371	$26,967
GM Class H common stock	22,446	(22,446)	—

Total	$34,042	$(7,075)	$26,967

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION

(Registrant)

Date June 19, 2003

By
/s/ Peter R. Bible

(Peter R. Bible,
Chief Accounting Officer)